OLD MUTUAL FUNDS III

Old Mutual Heitman Global Real Estate Securities Fund

Supplement dated September 29, 2009

to the Prospectus and Statement of Additional Information, each dated April 22, 2009, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus and Statement of Additional Information (“SAI”) of the above-referenced fund (the “Fund”), a series fund of Old Mutual Funds III (the “Trust”).  You should retain your Prospectus and SAI and all current supplements for future reference. You may obtain an additional copy of the Prospectus and SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

On September 29, 2009, the Board of Trustees of the Trust approved a Plan of Liquidation and Dissolution (the “Liquidation”) pursuant to which the assets of the Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Fund will be distributed to shareholders.  The Liquidation is not subject to approval by shareholders of the Fund.

As of November 9, 2009 (the “Effective Date” of the Liquidation), the Fund will begin liquidating its portfolio assets and will hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest.  As a result, the Fund will not be pursuing its investment objectives after the Effective Date.

Effective upon the close of the New York Stock Exchange on October 7, 2009, the Fund will no longer accept investments from new investors or accounts of record with a $0 balance.

The Fund anticipates that it will complete the Liquidation on or around the close of business on December 7, 2009 (the “Liquidation Date”).  On or before the Liquidation Date, the Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Fund will be dissolved.

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Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-587  09/2009